                                                                EXHIBIT 99(a)(2)
                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
   (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASESERIES B JUNIOR PARTICIPATING
                                PREFERRED STOCK)

                                       OF
                          A.P. GREEN INDUSTRIES, INC.
                                       AT
                              $22.00 NET PER SHARE

                                       BY

                             BGN ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF

                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON THURSDAY, APRIL 2, 1998, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                         HARRIS TRUST AND SAVINGS BANK

   Facsimile Transmission Number:      By Hand/Overnight Delivery:     By Registered or Certified Mail:
  (For Eligible Institutions Only)    Harris Trust and Savings Bank    Harris Trust and Savings Bank
       (212) 701-7636                   c/o Harris Trust Company          c/o Harris Trust Company
       Confirm Receipt of                    of New York                        of New York
    Facsimile by Telephone:                88 Pine Street                      P.O. Box 1010
       (212) 701-7624                        19th Floor                     Wall Street Station
                                         New York, NY 10005               New York, NY 10268-1010
                                         ------------------

 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
 FORTH

                ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
CAREFULLY
                BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------

  NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
   OWNER(S)
 (PLEASE FILL
 IN, IF BLANK,
  EXACTLY AS
    NAME(S)
 APPEAR(S) ON                       SHARES TENDERED
CERTIFICATE(S))          (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------
                                     TOTAL NUMBER
                                       OF SHARES          NUMBER
                    CERTIFICATE     REPRESENTED BY       OF SHARES
                   NUMBER(S)(1)    CERTIFICATE(S)(1)    TENDERED(2)
               ----------------------------------------------------
               ----------------------------------------------------
               ----------------------------------------------------
               ----------------------------------------------------
               ----------------------------------------------------
               ----------------------------------------------------
                   TOTAL SHARES
-------------------------------------------------------------------

 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

  This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the Introduction of the Offer to Purchase) at a Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares in accordance with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF ANY BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ___________________________________________

    Check Box of Book-Entry Transfer Facility:

      [_]The Depository Trust Company

      [_]Philadelphia Depository Trust Company

    Account Number __________________________________________________________

    Transaction Code Number _________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:
    Name(s) of Registered Owner(s) __________________________________________

    Date of Execution of Notice of Guaranteed Delivery ______________________

    Name of Institution which Guaranteed Delivery ___________________________

    If delivered by book-entry transfer, check box:

      [_]The Depository Trust Company

      [_]Philadelphia Depository Trust Company

    Account Number __________________________________________________________

    Transaction Code Number _________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to BGN Acquisition Corp., a Delaware corporation (the "Merger Sub") and a wholly owned subsidiary of Global Industrial Technologies, Inc., a Delaware corporation ("Purchaser"), the above-described shares, par value $1.00 per share (the "Common Stock"), including the associated rights to purchase Series B Junior Participating Preferred Stock (the "Rights" and, together with the Common Stock, the "Shares"), of A.P. Green Industries, Inc., a Delaware corporation (the "Company"), pursuant to the Offer to Purchase, dated March 6, 1998 (the "Offer to Purchase"), all of the outstanding Shares at a price of $22.00 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that the Merger Sub reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

  On the terms and subject to the conditions of the Offer (including the Offer Conditions and together with, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Merger Sub, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after March 3, 1998 (collectively, "Distributions"), and appoints Harris Trust and Savings Bank (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Merger Sub, (b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of the Merger Sub, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of the Merger Sub will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Merger Sub deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Merger Sub reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Merger Sub's acceptance for payment of such Shares, the Merger Sub must be able to exercise full voting rights with respect to such Shares (and any associated Distributions), including voting at any meeting of stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by the Merger Sub, the Merger Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Merger Sub any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, the Merger Sub shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Merger Sub in its sole discretion.

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and the Merger Sub upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that the Merger Sub has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if the Merger Sub does not accept for payment any of the Shares so tendered.

 SPECIAL PAYMENT INSTRUCTIONS (SEE        SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 5 AND 7)


  To be completed ONLY if certifi-       To be completed ONLY if certifi-
 cate(s) for Shares not tendered        cate(s) for Shares not tendered
 or not accepted for payment            or not accepted for payment
 and/or the check for the purchase      and/or the check for the purchase
 price of Shares accepted for pay-      price of Shares accepted for pay-
 ment are to be issued in the name      ment are to be sent to someone
 of someone other than the under-       other than the undersigned, or to
 signed.                                the undersigned at an address
                                        other than that shown above.
 Issue:  [_] Check  [_] Certificate(s)
 to:                                    Deliver:  [_] Check [_] Certificate(s)
                                        to:
 Name: ____________________________
           (PLEASE PRINT)               Name: ____________________________
 Address: _________________________               (PLEASE PRINT)
 __________________________________     Address: _________________________
         (INCLUDE ZIP CODE)             __________________________________
 __________________________________             (INCLUDE ZIP CODE)
   (TAX IDENTIFICATION OR SOCIAL
          SECURITY NUMBER)





                                   IMPORTANT
                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
 ............................................................................
 ............................................................................
                         (SIGNATURE(S) OF HOLDER(S))
 Dated: ....... 1998

 (Must be signed by registered owner(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


 Name(s).....................................................................
      .....................................................................
                                 (PLEASE PRINT)

 Capacity (full title).......................................................

 Address.....................................................................

      .....................................................................
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number..............................................

 Tax Identification or
 Social Security No. ........................................................

                          GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature........................................................

 Name........................................................................
                             (PLEASE TYPE OR PRINT)

 Address.....................................................................

      .....................................................................
                               (INCLUDE ZIP CODE)

 Name of Firm................................................................

 Dated: ....... 1998

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owners (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.
  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of Shares tendered by book-entry transfer, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).
  Stockholders whose certificates for Shares are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date; and (iii) Share Certificates or confirmation of any book-entry transfer into the Depositary's account at a Depository Institution of Shares tendered by book-entry transfer, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.
  If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.
  THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.
  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owners of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Parent of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered owner or holders appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. The Merger Sub will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent.

  9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31% (see below).

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If a stockholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment will be made to such stockholder without the imposition of backup withholding. If a stockholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will make such payment, subject to backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase, the stockholder is required to notify the Depositary of its correct TIN by completing Substitute Form W-9 certifying that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN, in which case the stockholder should check the box in Part 3 of the Substitute Form W-9) and that (A) such stockholder is exempt from backup withholding, (B) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

  Alternatively, a stockholder that qualifies as an exempt recipient (other than a stockholder required to complete Form W-8 as described above) should write "Exempt" in Part 1 of the Substitute Form W-9, enter its correct TIN and sign and date such Form where indicated.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

                      PAYER: HARRIS TRUST AND SAVINGS BANK
--------------------------------------------------------------------------------

 SUBSTITUTE             PART 1--PLEASE PROVIDE YOUR    Social security number
 FORM W-9               TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND                  OR
                        DATING BELOW.
                                                       Employer identification
                                                               number
                                                       -----------------------
                     -----------------------------------------------------------
                        PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                        CERTIFY THAT:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

                        (2) I am not subject to backup withholding because
 DEPARTMENT OF THE          (i) I am exempt from backup withholding, (ii) I
 TREASURY INTERNAL          have not been notified by the Internal Revenue
 REVENUE SERVICE            Service (the "IRS") that I am subject to backup
                            withholding as a result of a failure to report
                            all interest or dividends, or (iii) the IRS has
                            notified me that I am no longer subject to backup
                            withholding.
                     -----------------------------------------------------------
                        Certification Instructions--You must
                        cross out item (2) in Part 2 above if
                        you have been notified by the IRS
                        that you are subject to backup with-
                        holding because of under-reporting         PART 3--
                        interest or dividends on your tax re-  Awaiting TIN [_]
  PAYER'S REQUEST FOR   turn. However, if after being noti-
  TAXPAYER              fied by the IRS that you were subject
  IDENTIFICATION        to backup withholding you received
  NUMBER (TIN)          another notification from the IRS
                        stating that you are no longer sub-
                        ject to backup withholding, do not
                        cross out item (2).

                        SIGNATURE ______________  DATE _______

                        NAME (Please Print): _________________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                             SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the Depositary.

 ------------------------------------     ------------------------------------
 Signature                                Date

------------------------------------
 Name (Please Print )
--------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                                 GEORGESON
                                 & COMPANY INC.
                                 -------------

                               Wall Street Plaza
                            New York, New York 10005
                Bankers and Brokers Call Collect (212) 440-9800
                    All others Call Toll Free (800) 223-2064

                      The Dealer Manager for the Offer is:

                        WASSERSTEIN PERELLA & CO., INC.

                              31 West 52nd Street
                            New York, New York 10019
                                 (212) 969-2700

March 6, 1998